UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): February 23, 2010

TECHPRECISION CORPORATION
(Exact name of registrant as specified in charter)

Delaware	0-51378	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive
Westminster, MA  01473
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Copies to:

William A. Scari, Jr.
Pepper Hamilton LLP
400 Berwyn Park
899 Cassatt Road
Berwyn, PA 19312-1183
Phone: (610) 640-7800
Fax: (610) 640-7835

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

    On February 23, 2010, TechPrecision Corporation (the “Company”) delivered a presentation at the  Piper Jaffray Fifth Annual Clean Tech Renewables Conference, held in New York, New York.  A copy of the Company’s presentation at this conference is attached hereto as Exhibit 99.1.

    In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Exhibit Title

99.1	Presentation, delivered on February 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION
Date: February 23, 2010	By:	/s/ Richard F. Fitzgerald
Name: Richard F. Fitzgerald
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Presentation, delivered on February 23, 2010.